UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 17, 2018

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 High Bluff Drive, Suite 600

San Diego, CA 92130

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code

(858) 550-1900

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

The sole purpose of this amendment to our Current Report on Form 8-K/A, originally filed with the Securities and Exchange Commission on March 1, 2018 (the “Form 8-K/A”), is to furnish Exhibits 101 to the Form 8-K/A, which contain the XBRL (eXtensible Business Reporting Language) Interactive Data File for the Audited Consolidated Financial Statements of Evofem Biosciences, Inc. as of and for the years ended December 31, 2017 and 2016 included as Exhibit 99.1 in the Form 8-K/A.

No other changes have been made to the Form 8-K/A and the Form 8-K/A has not been updated to reflect events occurring subsequent to the original filing date.

Item 9.01. Exhibits.

(d) Exhibits.

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of Evofem Biosciences, Inc. as of and for the years ended December 31, 2017 and 2016

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company and Evofem Biosciences Operations, Inc. as of and for the year ended December 31, 2017

101.INS	XBRL Instance Document*

101.SCH	XBRL Taxonomy Extension Schema Document*

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document*

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document*

101.LAB	XBRL Taxonomy Extension Label Linkbase Document*

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document*

*	Submitted electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Date: April 6, 2018	By:	/s/ Saundra Pelletier
Saundra Pelletier
Chief Executive Officer